Foreign exchange fluctuations (net)	12 Months Ended
Dec. 31, 2025
Foreign Exchange Fluctuations
Foreign exchange fluctuations (net)

37.	Foreign exchange fluctuations (net)

Foreign exchange fluctuations reflect the gains or losses on currency transactions, the changes resulting from the conversion of monetary items from a foreign currency to the functional currency, and the gains or losses recognized on non-monetary foreign currency assets at the time of disposal.

Thousand of Reais	2025	2024	2023

Revenue with Exchange Variations	510,993,772	121,821,934	104,400,557
Expenses with Exchange Variations	(521,807,828)	(120,334,255)	(103,335,390)
Total	(10,814,056)	1,487,679	1,065,167